DREYFUS
NEW YORK TAX EXEMPT
MONEY MARKET FUND

SEMIANNUAL REPORT November 30, 2001

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Fund Performance

                        6     Statement of Investments

                        13    Statement of Assets and Liabilities

                        14    Statement of Operations

                        15    Statement of Changes in Net Assets

                        16    Financial Highlights

                        17    Notes to Financial Statements

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                Dreyfus New York

                                                   Tax Exempt Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New York Tax Exempt Money Market Fund, covering the six-month period from June 1, 2001 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that money market yields will remain low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

HOW DID DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND PERFORM DURING THE PERIOD?

For the six-month period ended November 30, 2001, the fund produced an annualized yield of 1.85%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 1.87% during the same period.(1)

We attribute the fund' s performance to a weakening economy, which led to the nation's first recession in 10 years. In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") continued to reduce interest rates aggressively, and yields on tax-exempt money market securities continued to fall.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks a high level of current income that is exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio substantially of high quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may in turn lengthen the portfolio's average maturity. If we anticipate limited new- The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

issue supply, we may then look to extend the portfolio's average maturity to maintain then current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Falling interest rates in a weakening economy continued to represent the primary driver of the fund's performance during the reporting period. When the reporting period began, the economy had already begun to slow considerably. In an effort to shore up a weakening economy, the Fed cut short-term interest rates five times during the reporting period, for a total interest-rate reduction of 2.00 percentage points. Yields on one-year tax-exempt notes declined commensurately.

The fund was also influenced by the September 11 terrorist attacks during the reporting period. This unexpected shock pushed an already faltering U.S. economy into recession, delaying any prospect of recovery. Investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to high quality, short-term securities. This spike in demand for a limited number of investments caused tax-exempt yields to fall even further.

In this environment, we generally maintained the fund' s weighted average maturity at a point that was longer than that of its peer group average. This positioning proved advantageous, because it enabled us to lock in higher then prevailing yields as short-term interest rates fell. However, as of the end of the reporting period, approximately 64% of the fund's assets was invested in variable-rate demand notes (VRDNs), on which yields are reset either daily or weekly. This emphasis on VRDNs was primarily the result of low yields on longer term notes; it has recently made little sense, in our opinion, to lock in such then current low yields. One of the few exceptions was tax-exempt notes issued for New York City in October to finance recovery operations at Ground Zero, which were offered at relatively attractive yields and enabled us to modestly extend the fund's weighted average maturity.

WHAT IS THE FUND'S CURRENT STRATEGY?

With the economy in recession and the outlook unclear, we have strived to maintain a "laddered" portfolio of municipal notes, in which holdings mature in stages to help protect the fund against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on VRDNs. As existing municipal notes have matured, we believe we have had little choice but to reinvest the proceeds in VRDNs -- and, to a lesser extent, commercial paper -- at today' s low yields.

December 14, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                        The Fund

STATEMENT OF INVESTMENTS

November 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.2%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Albany Industrial Development Agency, Civic Facility

  Revenue, VRDN (Albany College of Pharmacy)

  1.20% (Liquidity Facility; Fleet Bank and

   LOC; Asset Guaranty)                                                                       3,255,000  (a)           3,255,000

Altmar Parish Williamstown Central School District

   GO Notes 4.125%, 6/15/2002 (Insured; MBIA)                                                   270,000                  271,878

Babylon, GO Notes, VRDN

  1.25%, (Insured; AMBAC and Liquidity Facility;

   Bank of Novia Scotia)                                                                      3,500,000  (a)           3,500,000

Babylon Industrial Development Agency, IDR, VRDN

  (Lambro Industries Inc. Project):

      1.35% (LOC; Fleet Bank)                                                                 1,000,000  (a)           1,000,000

      1.50% (LOC; Fleet Bank)                                                                    80,000  (a)              80,000

Boston Township, GO Notes, BAN 3.25%, 7/25/2002                                               3,218,000                3,226,073

Brockport Central School District, GO Notes

   3.25%, 6/15/2002 (Insured; MBIA)                                                             475,000                  475,994

Broome County, GO Notes, BAN 3.40%, 4/1/2002                                                  5,000,000                5,006,432

Broome County Industrial Development Agency, IDR

  Refunding, VRDN (Bing Realty Co. Project)

   1.30% (LOC; First Union Bank)                                                              1,100,000  (a)           1,100,000

Burnt Hills-Ballston Lake Central School District

   GO Notes, BAN 3.19%, 7/12/2002                                                             1,377,728                1,380,918

City School District of the City of New Rochelle

   GO Notes, BAN 3.75%, 12/21/2001                                                            3,000,000                3,000,754

Calendonia-Mumford Central School District

   GO Notes, BAN 3.125%, 6/24/2002                                                            1,382,676                1,385,127

Clarkstown Central School District, GO Notes

   TAN 3.25%, 6/28/2002                                                                       3,000,000                3,008,856

Dobbs Ferry Union Free School District, GO Notes

   3.375%, 4/15/2002 (Insured; FSA)                                                             807,900                  811,826

Dutchess County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Marist College Civic Facility):

      1.40% (LOC; The Bank of New York)                                                       7,245,000  (a)           7,245,000

      1.40% (LOC; Key Bank)                                                                   6,000,000  (a)           6,000,000

East Hampton Township, GO Notes, BAN 3.28%, 2/6/2002                                          2,225,000                2,225,192

Erie County Industrial Development Agency, VRDN:

  Civic Facility Revenue

    (United Cerebral Palsy Association Project):

         1.65% (LOC; Key Bank)                                                                1,525,000  (a)           1,525,000

         1.85% (LOC; Key Bank)                                                                   20,000  (a)              20,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Erie County Industrial Development Agency, VRDN (continued):

  IDR:

    (Luminescent System Inc. Project)

         1.50% (LOC; HSBC Bank USA)                                                           6,650,000  (a)           6,650,000

      (Plesh Industries Inc. Project)

         1.40% (LOC; Manufacturers & Traders Bank)                                            2,170,000  (a)           2,170,000

Herkimer County Industrial Development Agency

  Civic Facilities Revenue, VRDN

  (Templeton Foundation Project):

      1.65% (LOC; Key Bank)                                                                   2,970,000  (a)           2,970,000

      1.85% (LOC; Key Bank)                                                                      10,000  (a)              10,000

Iroquois Central School District, GO Notes

   4.25%, 6/15/2002 (Insured; MBIA)                                                           1,580,733                1,599,291

Ithaca City, GO Notes, BAN 3.60%, 1/18/2002                                                   5,800,000                5,804,069

Lancaster Industrial Development Agency, IDR, VRDN

  (Lancaster Steel Service Project)

   1.30% (LOC; Manufacturers & Traders Bank)                                                  1,690,000  (a)           1,690,000

Long Island Power Authority, Electric Systems Revenue

  CP 1.60%, 1/22/2002 (LOC: Banque Paribas,

  Bayerische Landesbank, JP Morgan Chase Bank and

   State Street Bank & Trust Co.)                                                             4,000,000                4,000,000

Monroe County Industrial Development Agency, IDR

   VRDN (Enbi Corp.) 1.35% (LOC; Rabobank)                                                    4,700,000  (a)           4,700,000

Monroe Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue, VRDN

   1.69% (LOC; Merrill Lynch)                                                                 3,000,000  (a)           3,000,000

Municipal Assistance Corporation for New York City

   Sales Tax Revenue 4.70%, 7/1/2002                                                            100,000                  100,965

New York City:

   6.87%, 2/1/2002                                                                              505,000  (b)             508,197

   7.65%, 2/1/2002                                                                              940,000  (b)             960,955

   VRDN:

      1.20% (Insured and Liquidity Facility; FGIC)                                            4,200,000  (a)           4,200,000

      1.35% (Insured and Liquidity Facility; FGIC)                                            5,000,000  (a)           5,000,000

New York City Housing Development Corporation

  VRDN:

    MFMR (West 54th Street Development Project)

         1.25% (LOC; Key Bank)                                                                5,000,000  (a)           5,000,000

      Special Obligation Revenue
         (Upper 5th Avenue Project)

         1.45% (LOC; Bankers Trust)                                                             700,000  (a)             700,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Jewish Community Center)

         1.30% (LOC; Manufacturers and Traders Bank)                                          8,700,000  (a)           8,700,000

      (Mercy College Project)

         1.40% (LOC; The Bank of New York)                                                    1,300,000  (a)           1,300,000

      (Village Community School Project)

         1.65% (LOC; First Union Bank)                                                        1,300,000  (a)           1,300,000

   IDR:

      (Adele Fashion Knits Inc.) 4.50%

         11/1/2002 (LOC; Fleet Bank)                                                          1,390,000                1,390,000

      VRDN (Stroheim & Roman Inc. Project)

         1.40% (LOC; Westdeutsche Landesbank)                                                 5,700,000  (a)           5,700,000

New York City Transitional Finance Authority, Revenues:

   3.25%, 10/2/2002                                                                          14,280,000               14,410,662

   4%, 11/15/2002                                                                             1,000,000                1,016,874

   5%, 11/15/2002                                                                               215,000                  220,749

New York Counties Tobacco Trust, VRDN

   1.59% (LOC; Merrill Lynch)                                                                 5,000,000  (a)           5,000,000

New York State, GO Notes:

   3%, 3/15/2002                                                                                150,000                  149,964

   4.70%, 3/15/2002                                                                             100,000                  100,361

   4.10%, 7/15/2002                                                                             370,000                  372,798

New York State Dormitory Authority, Revenue:

  (College and University Education Loan)

      6.30%, 7/1/2002 (Insured; MBIA)                                                         1,000,000                1,019,898

   CP 2.50%, 12/11/2001 (Cornell University)                                                  5,000,000                5,000,000

   VRDN:

      (Glen Eddy Inc.)

         1.25% (LOC; Fleet Bank)                                                              5,000,000  (a)           5,000,000

      (Miriam Osborn Memorial Home)

         1.50% (LOC; Manufacturers and Traders Bank)                                            750,000  (a)             750,000

New York State Energy Research and Development

  Authority, PCR:

    (New York State Electric & Gas):

         3.15%, 5/15/2002 (LOC; Morgan Guaranty Trust Co.)                                    4,500,000                4,500,000

         2.15%, 10/15/2002 (LOC; Chase Manhattan Bank)                                        4,000,000                4,000,000

      VRDN (Niagara Mohawk Power Corp. Project):

         1.50% (LOC; Toronto Dominion Bank)                                                  20,900,000  (a)          20,900,000

         1.55% (LOC; Morgan Guaranty Trust Co.)                                              18,300,000  (a)          18,300,000

New York State Environmental Facilities Corporation, RRR

  VRDN (Equity Huntington Project)

   1.55% (LOC; Union Bank of Switzerland)                                                     2,300,000  (a)           2,300,000

New York State Municipal Bond Bank Agency, Special

   Program Revenue 5%, 5/15/2002 (Insured; AMBAC)                                               385,000                  388,400


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New York State Power Authority, CP 1.75%, 1/30/2002

  (LOC: The Bank of New York, Bank of Nova Scotia,

  Bayerische Landesbank, Commerzbank, Dexia Credit

  Locale, First Union Bank, Landesbank Hessen-Thuringen

  Girozentrale, JP Morgan Chase & Co. and State Street

   Bank & Trust Co.)                                                                          4,000,000                4,000,000

New York State Thruway Authority, General Revenue

   5.80%, 1/1/2002                                                                              500,000  (b)             511,137

New York State Thruway Authority, Highway and Bridge

  Trust Fund, Revenues:

      4%, 4/1/2002 (Insured; FGIC)                                                              450,000                  451,164

      4.50%, 4/1/2002 (Insured; FGIC)                                                         2,000,000                2,008,735

New York State Urban Development Corporation, VRDN

  Merlots Program 1.60% (Insured; AMBAC and Liquidity

   Facility; First Union Bank)                                                                5,000,000  (a)           5,000,000

North Tonawanda, GO Notes

   4.50%, 12/1/2001 (Insured; MBIA)                                                             300,000                  300,000

Olean, GO Notes, BAN:

   3.125%, 8/22/2002                                                                          1,900,000                1,906,999

   3%, 8/29/2002                                                                              1,873,000                1,878,404

Ostego County Industrial Development Agency, Civic

  Facility Revenue, VRDN:

    (Noonan Community Service Corp. Project)

         1.20% (LOC: FHLB and Wilber National Bank)                                           4,135,000  (a)           4,135,000

      (Templeton Foundation Project)

         1.65% (LOC; Key Bank)                                                                4,565,000  (a)           4,565,000

Oswego County Industrial Development Agency, VRDN:

  Civic Facility Revenue (Springside at Semeca Hill):

      1.65% (LOC; Key Bank)                                                                   4,280,000  (a)           4,280,000

      1.85% (LOC; Key Bank)                                                                      85,000  (a)              85,000

   PCR, Refunding

      (Phillip Morris Contruction Project) 1.50%                                              5,000,000  (a)           5,000,000

Port Chester Industrial Development Agency, IDR

  VRDN (40 Pearl Street)

   1.50% (LOC; The Bank of New York)                                                          4,850,000  (a)           4,850,000

Remsen Central School District, GO Notes

   4.50%, 6/15/2002 (Insured; FGIC)                                                             525,000                  531,994

Rockland County Industrial Development Agency, IDR

  VRDN:

    (Intercos America Inc. Project)

         1.50% (LOC; HSBC Bank USA)                                                           4,700,000  (a)           4,700,000

      (Jawonio Inc. Project)

         1.40% (LOC; The Bank of New York)                                                    5,480,000  (a)           5,480,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Sandy Creek Central School District, GO Notes, BAN

   3.25%, 7/12/2002                                                                           5,120,000                5,129,103

Saratoga Springs City School District, GO Notes:

   3.25%, 6/15/2002 (Insured; MBIA)                                                             230,000                  231,531

   4%, 6/15/2002 (Insured; FSA)                                                                 885,900                  895,341

Schenectady County Industrial Development Agency, IDR

  VRDN (Super Steel Inc. Project)

   1.30% (LOC; Key Bank)                                                                      1,300,000  (a)           1,300,000

Seneca County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Kidspeace National Centers Project)

   1.65% (LOC; Key Bank)                                                                      2,400,000  (a)           2,400,000

South Orangetown Central School District, GO Notes

   TAN 2.80%, 6/28/2002                                                                       1,000,000                1,000,275

South Seneca Central School District, GO Notes

   4.50%, 6/15/2002 (Insured; FSA)                                                              252,057                  254,306

Stony Point, GO Notes, BAN 3.75%, 2/7/2002                                                    4,875,000                4,878,515

Suffolk County Industrial Development Agency

  Civic Facility Revenue, VRDN:

    (Guide Dog Foundation Inc.)

         1.40% (LOC; The Bank of New York)                                                    4,000,000  (a)           4,000,000

      (Hampton Day School Civic)

         1.40% (LOC; Chase Manhattan Bank)                                                    3,040,000  (a)           3,040,000

Syracuse Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Community Development Properties-Larned Project)

   1.40% (LOC; Manufacturers & Traders Bank)                                                  3,000,000  (a)           3,000,000

Tioga County, Refunding, Public Improvements

   GO Notes 4%, 3/15/2002 (Insured; FGIC)                                                       735,000                  738,978

Triborough Bridge and Tunnel Authority, Revenue

   BAN 5%, 1/17/2002                                                                         12,000,000               12,029,838

Wayland-Cohocton Central School District

   GO Notes 3%, 6/15/2002                                                                     1,078,360                1,083,524

West Genesee Central School District

   GO Notes 4%, 4/15/2002 (Insured; FSA)                                                        445,000                  446,285

Westchester County, GO Notes

   6.70%, 2/1/2002                                                                              200,000                  201,290

Westchester County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Jacob Burns Film Center Project)

   1.40% (LOC; The Bank of New York)                                                          4,500,000  (a)           4,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Yates County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Keuka College Project)

   1.30% (LOC; HSBC Bank USA)                                                                 1,900,000  (a)           1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $292,113,587)                                                             99.2%              292,113,652

CASH AND RECEIVABLES (NET)                                                                          .8%                2,282,385

NET ASSETS                                                                                       100.0%              294,396,037

                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                              Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty

                                Insurance Company

FHLB                      Federal Home Loan Bank

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond

                               Investors Assurance

                              Insurance Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 76.0

AAA/AAA (c)                      Aaa/Aa, A1 (c)                  AAA/AA (c)                                        7.0

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    17.0

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S OR STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                           292,113,587   292,113,652

Cash                                                                  1,979,412

Interest receivable                                                   2,054,549

Prepaid expenses                                                         23,231

                                                                     296,170,844

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           137,088

Payable for investment securities purchased                           1,600,037

Accrued expenses                                                         37,682

                                                                       1,774,807

--------------------------------------------------------------------------------

NET ASSETS ($)                                                      294,396,037
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

 Paid-in capital                                                    294,437,931

 Accumulated net realized gain (loss) on investments                    (41,959)

 Accumulated gross unrealized appreciation of investments                    65
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      294,396,037
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial           294,454,005
  Interest authorized)

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,707,621

EXPENSES:

Management fee--Note 2(a)                                              741,090

Shareholder servicing costs--Note 2(b)                                 151,110

Professional fees                                                       20,304

Custodian fees                                                          16,817

Trustees' fees and expenses--Note 2(c)                                  10,301

Registration fees                                                        8,462

Prospectus and shareholders' reports                                     7,275

Miscellaneous                                                            8,432

TOTAL EXPENSES                                                         963,791

INVESTMENT INCOME--NET                                               2,743,830
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    735

Net unrealized appreciation (depreciation) on investments                 (585)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     150

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,743,980

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2001       Year Ended

                                              (Unaudited)     May 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,743,830        8,992,854

Net realized gain (loss) from investments             735            5,133

Net unrealized appreciation (depreciation)
   of investments                                    (585)          (1,817)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,743,980        8,996,170
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (2,743,830)      (8,992,854)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 170,802,158      362,414,165

Dividends reinvested                            2,610,309        8,544,234

Cost of shares redeemed                      (174,833,468)    (346,584,263)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,421,001)      24,374,136

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,420,851)      24,377,452
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           295,816,888      271,439,436

END OF PERIOD                                 294,396,037      295,816,888

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended
                                          November 30, 2001                                 Year Ended May 31,
                                                               --------------------------------------------------------------------
                                                (Unaudited)       2001         2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                 1.00       1.00         1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                                 .009       .032         .028          .025          .029          .028

Distributions:

Dividends from investment

    income--net                                       (.009)     (.032)       (.028)        (.025)        (.029)        (.028)

Net asset value, end of period                         1.00       1.00         1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        .93(a)    3.28         2.88          2.54          2.97          2.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                   .65(b)     .66          .66           .65           .67           .68

Ratio of net investment income
   to average net assets                               1.85(b)    3.22         2.84          2.50          2.93          2.79
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        294,396    295,817      271,439       295,790       281,274       291,529

(A) NOT ANNUALIZED.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

earnings credits of $13,393 during the period ended November 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $43,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2001. If not applied, $24,000 of the carryover expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005, $4,000 expires in fiscal 2006, $4,000 expires in fiscal 2007 and $1,000 expires in fiscal 2008.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2001, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, the fund was charged $104,159 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $44,063 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                        The Fund

NOTES

                                                           FOR MORE INFORMATION

                        DREYFUS NEW YORK TAX EXEMPT
                        MONEY MARKET FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  273SA1101